UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 12, 2004
BANCTRUST FINANCIAL GROUP, INC.
(Exact name of registrant as specified in its charter)

Alabama	0-15423	63-0909434
(State or other jurisdiction of incorporation or organization)	Commission file number	(I.R.S. Employer Identification Number)

100 St. Joseph Street, Mobile, Alabama	36602
(Address of principal executive offices)	(Zip Code)

(251) 431-7800
(Registrant's telephone number, including area code)

Item 7(c).	Exhibits

99.1 Press Release issued by the Registrant on February 12, 2004.

Item 12.	Results of Operations and Financial Condition

On February 12, 2004, BancTrust Financial Group, Inc. issued a press release announcing its financial results for the quarter and year ended December 31, 2003. A copy of the press release is furnished herewith as Exhibit 99.1.

The information in the Form 8-K and the Exhibit attached hereto shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on it on its behalf by the undersigned, thereunto duly authorized.

BANCTRUST FINANCIAL GROUP, INC.
DATE: February 13, 2004	By: /s/F. Michael Johnson
F. Michael Johnson
Chief Financial Officer

EXHIBIT INDEX
Exhibit No.	Description of Exhibit
99.1	Press Release issued by the Registrant on February 12, 2004.